UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2011

HCA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On September 12, 2011, HCA Holdings, Inc. (the “Company”) issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing it will host a conference call at 4:00 p.m. Central Daylight Time on Monday, September 12, 2011 to discuss additional detail regarding the Company’s results of operations for the second quarter ended June 30, 2011. Certain supplemental information to be provided in connection with the conference call is attached hereto and incorporated herein by reference as Exhibit 99.2.

Item 7.01.	Regulation FD Disclosure.

The information set forth under Item 2.02 “Results of Operations and Financial Condition” is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1	Press Release, dated September 12, 2011.

Exhibit 99.2	Supplemental information to be provided in connection with the HCA Holdings, Inc. conference call on September 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.

/s/ R. Milton Johnson
R. Milton Johnson
President and Chief Financial Officer

Date: September 12, 2011

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated September 12, 2011.

Exhibit 99.2	Supplemental information to be provided in connection with the HCA Holdings, Inc. conference call on September 12, 2011.